UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2012

MAGNUM HUNTER RESOURCES CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32997	86-0879278
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

777 Post Oak Boulevard, Suite 650
Houston, Texas 77056
(Address of principal executive offices, including zip code)

(832) 369-6986
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Magnum Hunter Resources Corporation (the "Company" ) is filing this Current Report on Form 8-K to report that, effective as of January 27, 2012, Gabe Scott, Assistant Vice President and Assistant Treasurer of the Company, has assumed all duties and responsibilities with respect to the Company’s corporate communications and investor relations. Brad Davis, the former Senior Vice President of Capital Markets of the Company, was no longer employed at the Company effective January 26, 2012. Investors, securities analysts and other individuals interested in information concerning the Company should contact Mr. Scott regarding the Company's press releases, financial results conference calls, investor relations and securities analysts events and other investor relations matters. Mr. Scott's contact information, which can also be found on the Company’s website under the "Investors" tab, is ir@magnumhunterresources.com or 832.203.4545.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 8.01 of this Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall any of such information be deemed incorporated by reference into any registration statement or other filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: January 30, 2012	By:	/s/ Gary C. Evans
Name: Gary C. Evans
Title: Chairman and CEO

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